UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2008
WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction	(Commission	(IRS Employer Identification
of incorporation)	File Number)	Number)
123 West Mills Avenue, Suite 200
El Paso, Texas 79901
(Address of principal executive offices)
(915) 534-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Press Release

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 9, 2008, Western Refining, Inc. (“Western” or the “Company”) issued a press release announcing the appointment of Jeff Stevens, most recently Executive Vice President of the Company, to the newly-created position of Chief Operating Officer, effective April 9, 2008.
     Prior to joining the Company, Mr. Stevens, 44, was Senior Vice President — Supply and Marketing from 1997 to 2000 at Giant Industries, Inc. (“Giant”). He served as Vice President — Supply and Marketing of Phoenix Fuel from 1993 until 1997, when it was acquired by Giant. In 2000, Mr. Stevens joined Western as an Executive Vice President, responsible for overseeing the Company’s marketing and supply operations. He was elected to Western’s Board of Directors in September 2005. In his new role as Chief Operating Officer, Mr. Stevens will be responsible for all operations of the Company including refining, retail, wholesale, and transportation.
     Mr. Stevens will serve as Chief Operating Officer under the same employment contract in effect for his previous service as Executive Vice President of the Company. Mr. Stevens’ employment contract is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and is described in the Company’s most recent definitive proxy statement.
     A copy of the press release announcing the appointment of Mr. Stevens as the Company’s Chief Operating Officer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.
     On April 9, 2008, the Company issued a press release announcing its quarterly cash dividend of $0.06 per share on the Company’s common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release, issued April 9, 2008 (relating to the appointment of Mr. Stevens as Chief Operating Officer).

99.2	Press Release, issued April 9, 2008 (relating to the announcement of the Company’s quarterly dividend).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.
By:	/s/ Gary R. Dalke
Name:	Gary R. Dalke
Title:	Chief Financial Officer

Dated: April 11, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, issued April 9, 2008 (relating to the appointment of Mr. Stevens as Chief Operating Officer).

99.2	Press Release, issued April 9, 2008 (relating to the announcement of the Company’s quarterly dividend).